EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


     I, Lanny R. Lang, solely for the purpose of complying with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the report of Dynamic Biometric Systems, Inc. on Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Dynamic Biometric Systems, Inc.


Dated: December 7, 2006     By:   /s/ Lanny R. Lang
                               --------------------
                                   Lanny R. Lang
                                   Secretary and Treasurer (Chief
                                     Accounting Officer)